UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   March 4, 2007
ALTUS PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51711 (Commission File Number)	04-3573277 (I.R.S. Employer Identification No.)

125 Sidney Street, Cambridge, Massachusetts (Address of principal executive offices)	02139 (Zip Code)
Registrant’s telephone number, including area code:   (617) 299-2900
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                    Compensatory Arrangements of Certain Officers.
(a), (b), (c), (d), and (f) Not applicable.
(e)      On March 4, 2007, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Altus Pharmaceuticals Inc. (the “Company”), took the following actions relating to the compensation of the individuals who were identified as “named executive officers,” as defined in Item 402(a)(3) of Regulation S-K, in the Company’s proxy statement for its annual meeting of stockholders held in 2006 and who are still employed by the Company, and of those executive officers who will be identified as named executive officers in the Company’s proxy statement for its annual meeting of stockholders to be held in 2007 (collectively, the “Named Executive Officers”).
Named Executive Officers’ Annual Base Salaries and Bonus Awards
          On March 4, 2007, the Compensation Committee approved the following base salaries, effective January 1, 2007, and annual cash bonus awards for performance during the fiscal year ended December 31, 2006, for the Named Executive Officers:

Named Executive Officer	2007 Annual Base Salary	2006 Bonus Award

Sheldon Berkle President and Chief Executive Officer	$434,660	$164,800

Jonathan I. Lieber Vice President, Chief Financial Officer	$268,500	$70,000

Burkhard Blank, M.D. Senior Vice President, Medicine, Regulatory Affairs, and Project Management	$376,242	$65,408

Alexey L. Margolin, Ph.D. Senior Vice President, Research and Pre-clinical Development, Chief Scientific Officer	$322,041	$96,164

Lauren M. Sabella Vice President, Commercial Development	$273,878	$74,200

Don G. Burstyn, Ph.D. Vice President, Quality Assurance and Regulatory Affairs	$280,240	$43,114

Robert Gallotto Vice President, Strategic Planning and Alliance Management	$263,750	$70,000

          In addition to Mr. Gallotto’s $70,000 annual cash bonus, the Compensation Committee also approved a $20,000 special cash recognition award for Mr. Gallotto’s performance during the fiscal year ended December 31, 2006.
Severance and Change in Control Arrangements with Named Executive Officers
          In addition, on March 4, 2007, the Compensation Committee approved severance and change in control arrangements with each of our Named Executive Officers, with the exception of Dr. Burstyn, and authorized the Company to enter into severance and change in control agreements with each of those officers reflecting the approved terms. The execution of each severance and change in control agreement is contingent on the Named Executive Officer executing a non-competition, non-solicitation, non-disclosure and assignment of inventions agreement pursuant to which he or she will agree not to compete with the Company for the applicable severance period following termination. Receipt of any benefits at the time of termination will be further conditioned on the Named Executive Officer executing a written release of the Company from any and all claims arising in connection with his or her employment.
          The approved terms of the severance and change in control arrangements are discussed below.
          Severance and Change in Control Arrangement with Sheldon Berkle, President and Chief Executive Officer
          In the event Mr. Berkle’s employment with the Company is terminated within one year following a change in control or he resigns with good reason, he is entitled to receive the following:
•	salary continuation of his then-current base salary for a period of 18 months;
•	payment of an amount equal to one and one half times his target bonus for the applicable year;
•	outplacement assistance up to a maximum of $15,000;
•	assumption by the Company of payments under his house and automobile leases in the Boston, Massachusetts area for 12 months, or, if shorter, until the expiration of the respective terms of the leases, up to an aggregate of $25,000; and
•	continuation of health benefits for up to 18 months.
              In the event Mr. Berkle’s employment with the Company is terminated without cause, he is entitled to receive the following:
•	salary continuation of his then-current base salary for a period of 12 months;
•	payment, in the discretion of the Compensation Committee, of an amount up to his target bonus for the applicable year, prorated according to length of service during the applicable year;
•	assumption by the Company of payments under his house and automobile leases in the Boston, Massachusetts area for 12 months, or, if shorter, until the expiration of the respective terms of the leases, up to an aggregate of $25,000; and
•	continuation of health benefits for up to 18 months.
          Severance and Change in Control Arrangements with Mr. Lieber and Drs. Blank and Margolin
          In the event of a termination of employment with the Company within one year following a change in control or resignation with good reason, Mr. Lieber and Drs. Blank and Margolin are entitled to receive the following:

•	salary continuation of the Named Executive Officer’s then-current base salary for a period of 12 months;
•	payment of an amount equal to the Named Executive Officer’s target bonus for the applicable year;
•	outplacement assistance up to a maximum of $15,000; and
•	continuation of health benefits for up to 18 months.
          In the event of a termination without cause, Mr. Lieber and Drs. Blank and Margolin are entitled to receive the following:
•	salary continuation of the Named Executive Officer’s then-current base salary for a period of nine months;
•	payment, in the discretion of the Compensation Committee, of an amount up to 75% of the Named Executive Officer’s target bonus for the applicable year, prorated according to length of service during the applicable year; and
•	continuation of health benefits for up to 18 months, provided that, if the Named Executive Officer becomes eligible to receive substantially similar benefits under another health plan, the Company’s obligations to continue such payments will cease.
          Severance and Change in Control Arrangements with Mr. Gallotto and Ms. Sabella
          In the event of a termination of employment with the Company within one year following a change in control or resignation with good reason, Mr. Gallotto and Ms. Sabella are entitled to receive the following:
•	salary continuation of the Named Executive Officer’s then-current base salary for a period of 12 months;
•	payment of an amount equal to the Named Executive Officer’s target bonus for the applicable year;
•	outplacement assistance up to a maximum of $15,000; and
•	continuation of health benefits for up to 18 months.
          In the event of a termination without cause, Mr. Gallotto and Ms. Sabella are entitled to receive the following:
•	salary continuation of the Named Executive Officer’s then-current base salary for a period of six months;
•	payment, in the discretion of the Compensation Committee, of an amount up to 50% of the Named Executive Officer’s target bonus for the applicable year, prorated according to length of service during the applicable year; and
•	continuation of health benefits for up to 18 months, provided that, if the Named Executive Officer becomes eligible to receive substantially similar benefits under another health plan, the Company’s obligations to continue such payments will cease.
     In addition to the arrangements approved on March 4, 2007, the Company’s stock option agreements with the Named Executive Officers provide, and will continue to provide, for the full acceleration of vesting of all outstanding stock options in the event of a termination following a change in control, as defined in the Company’s Amended and Restated 2002 Employee, Director and Consultant Stock Plan, as amended.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS PHARMACEUTICALS INC.
By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber
Vice President, Chief Financial Officer and Treasurer

Date:   March 8, 2007

5